UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2009
R. G. BARRY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 864-6400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 4, 2009, R. G. Barry Corporation (the “Company”) issued a news release reporting its operating results for its third quarter ended March 28, 2009. A copy of the news release is attached as Exhibit 99 hereto.
Item 7.01 Regulation FD Disclosure
On May 4, 2009, the Company issued a news release regarding the declaration of a special dividend, the adoption of a dividend policy, a reduction in the size of its Board of Directors and the adoption of a shareholder rights plan. A copy of the news release is attached as Exhibit 99.2 hereto.
Item 9.01 Financial Statements and Exhibits.
(a) -	(c) Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Earnings Release Issued by R. G. Barry Corporation on May 4, 2009

99.2	News Release Issued by R. G. Barry Corporation on May 4, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION
Date: May 4, 2009	By:	/s/ Jose G. Ibarra
Jose G. Ibarra
Senior Vice President - Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release Issued by R. G. Barry Corporation on May 4, 2009

99.2	News Release Issued by R. G. Barry Corporation on May 4, 2009